SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  October 23, 1997
(Date of earliest event reported)

Commission File No. 333-35653

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of October 1, 1997, relating to the Empire Funding Home Loan Owner Trust 1997-4, Home Loan Asset Backed Notes, Series 1997-4)


                PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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        Delaware                                           06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                            10019
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Address of principal executive offices                      (Zip Code)



                                 (212) 713-2000
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events


     On October 23, 1997, Empire Funding Home Loan Owner Trust 1997-4 (the "Trust") issued Home Loan Asset Backed Notes, Series 1997-4, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B-1 (the "Offered Notes"), having an aggregate original principal balance of $291,000,000. The Offered Notes were issued pursuant to an Indenture, dated as of October 1, 1997 (the "Indenture") between Empire Funding Home Loan Owner Trust 1997-4 (the "Trust") and U.S. Bank National Association, d/b/a First Bank National Association ("U.S. Bank," in such capacity, the "Indenture Trustee"), a copy of which is filed as an exhibit hereto. Home Loan Asset Backed Notes, Series 1997-4, Class X-1A, Class X-1B and Class X-1C having an aggregate notional amount of $300,000,000 and Class B-2 having an aggregate initial principal balance of $9,000,000 (collectively, the "Private Notes" and, together with the Offered Certificates, the "Notes"), were also issued pursuant to the Indenture. The Trust was formed by PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation (the "Registrant"), pursuant to a Trust Agreement, dated as of October 1, 1997 (the "Trust Agreement") among the Registrant, Empire Funding Corp. (the "Transferor"), Wilmington Trust Company (the "Owner Trustee") and U.S. Bank (in such capacity, the "Co-Owner Trustee"), a copy of which is filed as an exhibit hereto. The Notes are secured by the assets of the Trust, consisting principally of a pool of closed-end, fixed-rate home loans (the "Loans") which are either secured primarily by junior-lien mortgages, deeds of trust or other similar security instruments or unsecured. The Loans were transferred to the Issuer by the Registrant pursuant to a Sale and Servicing Agreement, dated as of October 1, 1997 (the "Sale and Servicing Agreement") among the Trust, the Registrant, the Transferor and U.S. Bank, a copy of which is filed as an exhibit hereto.

     In addition, the Trust, the Transferor and U.S. Bank, as administrator of the Trust have entered into an Administration Agreement, dated as of October1, 1997 (the "Administration Agreement"), a copy of which is filed as an exhibit hereto.

     Interest on the Offered Notes will be distributed on each Distribution Date (as defined in the Sale and Servicing Agreement). Monthly distributions in reduction of the principal balance of the Offered Notes will be allocated to the Offered Notes in accordance with the priorities set forth in the Sale and Servicing Agreement.

ITEM 7.  Financial Statements and Exhibits

(c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                           Description
-----------                           -----------


         (EX-4.1)                     Indenture,   dated   as  of October  1,
                                      1997,  between Empire  Funding  Home  Loan
                                      Owner Trust 1997-4 and U.S. Bank National
                                      Association, d/b/a  First Bank  National
                                      Association.

         (EX-4.2) Sale and Servicing Agreement, dated as of October 1, 1997, among PaineWebber Mortgage Acceptance Corporation IV, Empire Funding Home Loan Owner Trust 1997-4, Empire Funding Corp. and U.S.
                                      Bank   National   Association,   d/b/a
                                      First   Bank   National Association.

         (EX-99.1)                    Administration  Agreement,  dated as of
                                      October  1, 1997,  among Empire  Funding
                                      Home Loan Owner Trust  1997-4,  Empire
                                      Funding Corp.  and U.S.  Bank  National
                                      Association,  d/b/a  First Bank National
                                      Association.

         (EX-99.2)                    Trust  Agreement,  dated as of October  1,
                                      1997, among PaineWebber Mortgage
                                      Acceptance  Corporation IV, Empire Funding
                                      Corp., Wilmington   Trust  Company and
                                      U.S.   Bank   National Association, d/b/a
                                      First Bank National Association.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PAINEWEBBER MORTGAGE
                                             ACCEPTANCE CORPORATION IV


October 23, 1997

                                             By:  /s/ Barbara J. Dawson
                                                  ---------------------
                                                  Barbara J. Dawson
                                                  Senior Vice President

                                INDEX TO EXHIBITS


                                                                    Paper (P) or
Exhibit No.              Description                               Electronic(E)
-----------              -----------                               -------------

(EX-4.1)                 Indenture, dated as of October 1, 1997,          E
                         between Empire Funding Home Loan
                         Owner Trust 1997-4 and U.S. Bank National
                         Association, d/b/a First Bank National
                         Association.

(EX-4.2)                 Sale and Servicing Agreement, dated as of         E
                         October 1, 1997, among PaineWebber Mortgage
                         Acceptance Corporation IV, Empire Funding Home
                         Loan Owner Trust 1997-4, Empire Funding Corp.
                         and U.S. Bank National Association, d/b/a
                         First Bank National Association.

(EX-99.1)                Administration Agreement, dated as of             E
                         October 1, 1997, among Empire Funding Home
                         Loan Owner Trust 1997-4, Empire Funding Corp.
                         and U.S. Bank National Association, d/b/a First
                         Bank National Association.

(EX-99.2)                Trust  Agreement,  dated  as of  October  1,      E
                         1997, among PaineWebber Mortgage Acceptance
                         Corporation  IV, Empire  Funding Corp.,
                         Wilmington Trust  Company  and U.S. Bank National
                         Association, d/b/a First Bank National Association.